                                                                   Exhibit 10.11

                     HEWLETT-PACKARD AND ONSALE AGREEMENT

This agreement is entered into July 31, 1996 between Hewlett-Packard and ONSALE.

Hewlett-Packard and ONSALE desire to perform a test of ONSALE's internet auction service to determine its suitability as a distribution channel for Hewlett-Packard products.

Hewlett-Packard responsibilities:
---------------------------------

 .    Select and reserve an inventory of items for this purpose.

 .    Provide to ONSALE the quantity available, detailed description, color picture and warranty information for each item selected.

 .    Provide to ONSALE information about Hewlett-Packard, including logo, to create an online description of Hewlett-Packard.

 .    Review and approve all item and corporate descriptions as provided by
     ONSALE.

 .    Ship inventory at [**] within 3 days of ONSALE's request to:

          ONSALE
          c/o Federal Express Logistics Services
          400 Forbes Blvd. #3
          South San Francisco, CA 94080

 .    Provide a minimum 90-day parts and labor warranty on all items sold.


ONSALE responsibilities:
------------------------

 .    Create merchandise web pages for auction of each item provided by
     Hewlett-Packard.

 .    Create an online description of Hewlett-Packard, for posting in conjunction with Hewlett-Packard items.

 .    Provide copies of the above to Hewlett-Packard for approval prior to public posting.

 .    Manage the online auction; select winning bidders.


                    [**] Confidential Treatment Requested
                         --------------------------------

 .    Charge winning bidders' credit cards, collect funds, ship goods via Federal
     Express 2-day air.

 .    Remit to Hewlett-Packard the actual closing prices less a [**] fee for service no later than [**] days from the time of receipt of Hewlett-Packard product.

Notes:
------

ONSALE will add a shipping charge to the posted items and will collect and retain this amount from the winning bidders.

ONSALE will collect sales tax to winning bidders within California.


Accepted for Hewlett-Packard by:                Accepted for ONSALE by:


/s/ Diana Bell 7/31/96                          /s/ Jerry Kaplan    7/26/96
----------------------                          ---------------------------
                (date)                                               (date)



                    [**] Confidential Treatment Requested
                         --------------------------------